Exhibit 4.2

WATSON PHARMACEUTICALS, INC.,

as Issuer

and

Wells Fargo Bank, National Association,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of October 2, 2012

to the Indenture dated as of August 24, 2009

1.875% Senior Notes due 2017

3.250% Senior Notes due 2022

4.625% Senior Notes due 2042

TABLE OF CONTENTS

		Page
	ARTICLE 1
	APPLICATION OF SUPPLEMENTAL INDENTURE

Section 1.01	Application of Third Supplemental Indenture	2

	ARTICLE 2
	DEFINITIONS

Section 2.01	Certain Terms Defined in the Indenture	2
Section 2.02	Definitions	2

	ARTICLE 3
	FORM AND TERMS OF THE NOTES

Section 3.01	Form and Dating	6
Section 3.02	Terms of the Notes	7
Section 3.03	Optional Redemption	8
Section 3.04	Special Mandatory Redemption	10
Section 3.05	Repurchase of Notes upon a Change of Control	11
Section 3.06	Amendment of Limitations on Liens	12
Section 3.07	Amendment of Events of Default	13

	ARTICLE 4
	MISCELLANEOUS

Section 4.01	Conflict with Trust Indenture Act	13
Section 4.02	New York Law to Govern	13
Section 4.03	Counterparts	14
Section 4.04	Separability Clause	14
Section 4.05	Ratification	14
Section 4.06	Effectiveness	14

EXHIBIT A – Form of 1.875% Senior Notes due 2017		A-1

EXHIBIT B – Form of 3.250% Senior Notes due 2022		B-1

EXHIBIT C – Form of 4.625% Senior Notes due 2042		C-1

-i-

THIRD SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of October 2, 2012, between WATSON PHARMACEUTICALS, INC., a Nevada corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of August 24, 2009 (the “Base Indenture,” and together with this Third Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of Securities (as defined below) to be issued in one or mores series as provided in the Indenture;

WHEREAS, Section 901 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture, without the consent of any Holders (as defined below) of Securities, to establish the form of any Security, as permitted by Section 201 of the Base Indenture, and to provide for the issuance of the Notes (as defined below), as permitted by Section 301 of the Base Indenture, and to set forth the terms thereof;

WHEREAS, the Company desires to execute this Third Supplemental Indenture pursuant to Section 201 of the Base Indenture to establish the form, and pursuant to Section 301 of the Base Indenture to provide for the issuance, of a series of its senior notes designated as its 1.875% Senior Notes due 2017 (the “2017 Notes”), a series of its senior notes designated as its 3.250% Senior Notes due 2022 (the “2022 Notes”) and a series of its senior notes designated as its 4.625% Senior Notes due 2042 (the “2042 Notes,” and together with the 2017 Notes and the 2022 Notes, the “Notes”), in an initial aggregate principal amount of $1,200,000,000 in the case of the 2017 Notes, $1,700,000,000 in the case of the 2022 Notes and $1,000,000,000 in the case of the 2042 Notes. The 2017 Notes, the 2022 Notes and the 2042 Notes are each a series of Securities as referred to in Section 301 of the Base Indenture;

WHEREAS, the Company has delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate pursuant to Sections 102 and 903 of the Base Indenture to the effect that the execution and delivery of the Third Supplemental Indenture is authorized or permitted under the Base Indenture and that all conditions precedent provided for in the Base Indenture to the execution and delivery of this Third Supplemental Indenture to be complied with by the Company have been complied with;

WHEREAS, the Company has requested that the Trustee execute and deliver this Third Supplemental Indenture;

WHEREAS, all things necessary have been done by the Company to make this Third Supplemental Indenture, when executed and delivered by the Company, a valid and legally binding instrument; and

WHEREAS, all things necessary have been done by the Company to make the Notes, when executed by the Company and authenticated and delivered in accordance with the provisions of this Indenture, the valid obligations of the Company;

NOW, THEREFORE:

In consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE 1

APPLICATION OF SUPPLEMENTAL INDENTURE

Section 1.01 Application of Third Supplemental Indenture. Notwithstanding any other provision of this Third Supplemental Indenture, all provisions of this Third Supplemental Indenture are expressly and solely for the benefit of the Holders of the Notes and any such provisions shall not be deemed to apply to any other securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the Notes. Unless otherwise expressly specified, references in this Supplemental Indenture to specific Article numbers or Section numbers refer to Articles and Sections contained in this Supplemental Indenture as they amend or supplement the Base Indenture, and not the Base Indenture or any other document. All Initial 2017 Notes and Additional 2017 Notes, if any, Initial 2022 Notes and Additional 2022 Notes, if any, and all Initial 2042 Notes and Additional 2042 Notes, if any, as the case may be, will each be treated as a single series for all purposes of this Indenture, including waivers, amendments, redemptions and offers to purchase.

ARTICLE 2

DEFINITIONS

Section 2.01 Certain Terms Defined in the Indenture. For purposes of this Third Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Base Indenture, as amended hereby.

Section 2.02 Definitions. For the benefit of the Holders of the Notes, Section 101 of the Base Indenture shall be amended by adding the following new definitions:

“Additional Notes” has the meaning specified in Section 3.02(b) hereto.

“Below Investment Grade Rating Event” means the Notes are rated below Investment Grade Rating by both of the Rating Agencies on any date commencing upon the first public notice by the Company of the occurrence of a Change of Control or the Company’ s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) as a result of which any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a transaction will not be deemed to involve a Change of Control if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (b)(i) the holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (ii) no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Voting Stock of such holding company immediately following such transaction; (3) the Company consolidates with, or merges with or into, any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), or any “person” or “group” consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s board of directors are not Continuing Directors; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Offer” has the meaning specified in Section 3.05(a) hereto.

“Change of Control Payment” has the meaning specified in Section 3.05(a) hereto.

“Change of Control Payment Date” has the meaning specified in Section 3.05(a) hereto.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as contained in the daily statistical release, or any successor release, published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (2) if the release, or any successor release, is not published or does not contain these prices on that Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all of these quotations.

“Continuing Director” means, as of any date of determination, any member of the board of directors of the Company who (1) was a member of the board of directors of the Company on the date hereof; or (2) was nominated for election or elected to the board of directors of the Company with the approval of a majority of the Continuing Directors who were members of such board of directors of the Company at the time of such nomination or election (either by specific vote or by approval of the Company’ s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Global Note” means, individually and collectively, each of the Notes in the form of Global Securities issued to the Depositary or its nominee, substantially in the form of Exhibit A, Exhibit B and Exhibit C attached hereto.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Initial 2017 Notes” has the meaning specified in Section 3.02(b) hereto.

“Initial 2022 Notes” has the meaning specified in Section 3.02(b) hereto.

“Initial 2042 Notes” has the meaning specified in Section 3.02(b) hereto.

“Initial Notes” has the meaning specified in Section 3.02(b) hereto.

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s) or a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P).

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Notes” has the meaning specified in the recitals hereto.

“Payment Default” has the meaning specified in Section 3.07 hereto.

“Principal Amount” means the aggregate principal amount of all Outstanding Initial Notes and Additional Notes.

“Rating Agencies” means (1) Moody’s and S&P; and (2) if either or both of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for either Moody’s, S&P, or both of them, as the case may be.

“Redemption Date” when used with respect to the Notes to be redeemed, means the date fixed for such redemption pursuant to the Indenture.

“Reference Treasury Dealer” means the four primary U.S. government securities dealers consisting of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company shall substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Special Mandatory Redemption” has the meaning specified in Section 3.04(b) hereto.

“Special Mandatory Redemption Date” has the meaning specified in Section 3.04(c) hereto.

“Special Mandatory Redemption Notice” has the meaning specified in Section 3.04(f) hereto.

“Special Mandatory Redemption Price” has the meaning specified in Section 3.04(d) hereto.

“Special Mandatory Redemption Triggering Event” has the meaning specified in Section 3.04(b) hereto.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business.

“Transactions” means the acquisition of the entire issued share capital of Actavis, Inc., a Delaware corporation, Actavis Pharma Holding 4 ehf., a company incorporated in Iceland, and Actavis S.à r.l., a company incorporated in Luxembourg (collectively, “Actavis”), and rights in respect of certain indebtedness owed by Actavis (the “Actavis Acquisition”) pursuant to the Sale and Purchase Agreement, dated as of April 25, 2012, by and among Nitrogen DS Limited, Landsbanki Islands hf., ALMC Eignarhaldsfélag ehf., ALMC hf., Argon Management S.à r.l., the Managers party thereto, Deutsche Bank AG, London Branch, Actavis Acquisition Debt S.à r.l., Watson Pharma S.à r.l. and the Company (the “Purchase Agreement”); the issuance of the 2017 Notes, the 2022 Notes or the 2042 Notes; the application of the net proceeds of such issuance; the borrowings under the Term Loan Credit Agreement, dated as of June 22, 2012 (the “Term Loan”), by and among the Company, Bank of America, N.A., as Administrative Agent, and the lenders party thereto to fund the cash consideration portion of the Actavis Acquisition; the application of the net proceeds of the borrowings under the Term Loan to fund the cash consideration portion of the Actavis Acquisition; the borrowings, if any, to the extent necessary, under the Credit Agreement, dated September 16, 2011, as amended (the “Senior Revolving Credit Facility”), by and among the Company, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and a syndicate of lenders to fund the cash consideration portion of the Actavis Acquisition; and the application of the net proceeds of such borrowings under the Senior Revolving Credit Facility to fund the cash consideration portion of the Actavis Acquisition.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to Maturity, computed as the second Business Day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Trustee” has the meaning specified in the first paragraph hereto.

“Voting Stock” means with respect to any specified person (as that term is used in Section 13(d)(3) of the Exchange Act) capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right to vote has been suspended by the happening of such a contingency.

ARTICLE 3

FORM AND TERMS OF THE NOTES

Section 3.01 Form and Dating. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, Exhibit B and Exhibit C attached hereto. The Notes shall be executed on behalf of the Company by two Officers of the Company. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture, and the Company and the Trustee, by their execution and delivery of this Third Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(a) Global Notes. The Notes shall be issued initially in permanent global form, which shall be deposited with the Trustee as custodian for the Depositary and registered in the name of Cede & Co., the Depositary’s nominee, duly executed on behalf of the Company by two Officers of the Company, and authenticated by the Trustee in accordance with Section 202 of the Base Indenture.

(b) Book-Entry Provisions. This Section 3.01(b) shall apply only to the Global Notes deposited with the Trustee as custodian for the Depositary.

The Company shall execute and the Trustee shall, in accordance with Section 202 of the Base Indenture, authenticate, and hold each Global Note as custodian for the Depositary.

Section 3.02 Terms of the Notes. The following terms relating to the Notes are hereby established pursuant to Section 301 of the Base Indenture:

(a) Title. The 2017 Notes shall constitute a series of Securities having the title “1.875% Senior Notes due 2017”, the 2022 Notes shall constitute a series of Securities having the title “3.250% Senior Notes due 2022” and the 2042 Notes shall constitute a separate series of Securities having the title “4.625% Senior Notes due 2042”.

(b) Principal Amount. The aggregate principal amount of the 2017 Notes (the “Initial 2017 Notes”), the 2022 Notes (the “Initial 2022 Notes”) and the 2042 Notes (the “Initial 2042 Notes” and together with the Initial 2017 Notes and Initial 2022 Notes, the “Initial Notes”) that may be initially authenticated and delivered under the Indenture shall be $1,200,000,000, $1,700,000,000 and $1,000,000,000, respectively. The Company may from time to time, without the consent of the Holders of Notes, issue additional 2017 Notes (in any such case, “Additional 2017 Notes”), additional 2022 Notes (in any such case, “Additional 2022 Notes”) or additional 2042 Notes (in any such case, “Additional 2042 Notes”) having the same ranking and the same interest rate, Maturity and other terms as the Initial 2017 Notes, the Initial 2022 Notes or the Initial 2042 Notes, as the case may be. Any Additional 2017 Notes and the Initial 2017 Notes, any Additional 2022 Notes and the Initial 2022 Notes and any Additional 2042 Notes and the Initial 2042 Notes, as the case may be, shall each constitute a single series under the Indenture and all references to the 2017 Notes shall include the Initial 2017 Notes and any Additional 2017 Notes, all references to the 2022 Notes shall include the Initial 2022 Notes and any Additional 2022 Notes and all references to the 2042 Notes shall include the Initial 2042 Notes and any Additional 2042 Notes, unless the context otherwise requires. The aggregate principal amount of each of the Additional 2017 Notes, the Additional 2022 Notes and the Additional 2042 Notes shall be unlimited.

(c) Maturity Date. The entire Outstanding principal of the 2017 Notes, 2022 Notes and 2042 Notes shall be payable on October 1, 2017, October 1, 2022 and October 1, 2042, respectively.

(d) Interest Rate. The rate at which the 2017 Notes shall bear interest shall be 1.875% per annum, the rate at which the 2022 Notes shall bear interest shall be 3.250% per annum and the rate at which the 2042 Notes shall bear interest shall be 4.625% per annum; the date from which interest shall accrue on the Notes shall be October 2, 2012, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be April 1 and October 1 of each year, beginning April 1, 2013; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes are registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15, as the case may be, immediately preceding such Interest Payment Date.

(e) Payment. The Trustee shall be the initial Paying Agent and Security Registrar. Payment of the principal and interest shall be at the corporate office of the Trustee in the Minneapolis, Minnesota; provided, however, that each installment of interest and principal on the 2017 Notes, the 2022 Notes or the 2042 Notes may at the Company’s option be paid by check to the Holders at the Holder’s address in the Security Register. The 2017 Notes, the 2022 Notes and the 2042 Notes shall initially be issued as Global Securities. Payments with respect to Notes represented by one or more Global Securities shall be made by wire transfer of immediately available funds to the account specified by the Depositary. Payments with respect to Notes represented by one or more Definitive Securities held by a Holder of at least U.S.$1,000,000 aggregate principal amount of Notes shall be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 10 days immediately preceding the relevant due date for payment (or such other date as the Trustee or Paying Agent may accept in its discretion). If any Interest Payment Date or Maturity of a series of the Notes falls on a day that is not a Business Day, then payment of interest or principal will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Maturity, as the case may be, and no interest will accrue for the period after such Interest Payment Date or Maturity, as the case may be.

(f) Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes shall be made in United States Dollars.

Section 3.03 Optional Redemption.

(a) The provisions of Article Eleven of the Base Indenture, as amended by the provisions of this Third Supplemental Indenture, shall apply to the Notes.

(b) The 2017 Notes, the 2022 Notes and the 2042 Notes shall be redeemable, in each case, in whole at any time or in part from time to time, at the Company’s option.

(i) Upon the redemption of the 2017 Notes, the 2022 Notes prior to July 1, 2022 and the 2042 Notes prior to April 1, 2042 , in each case, the Company shall pay a Redemption Price equal to the greater of:

(A) 100% of the principal amount of the 2017 Notes, the 2022 Notes or the 2042 Notes to be redeemed, as the case may be, and

(B) the sum of the present values of the Remaining Scheduled Payments of the 2017 Notes, the 2022 Notes or the 2042 Notes to be redeemed, as the case may be, discounted to the Redemption Date on a semi-annual basis (assuming a 360 day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the 2017 Notes, 25 basis points in the case of the 2022 Notes and 30 basis points in the case of the 2042 Notes, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date; or

(ii) Upon the redemption of the 2022 Notes on or after July 1, 2022 and the 2042 Notes on or after April 1, 2042, in each case, the Company shall pay a Redemption Price equal to 100% of the aggregate principal amount of the notes being redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(iii) Notwithstanding clauses (i) and (ii) of this Section 3.03(b), installments of interest on the applicable series of Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date shall be payable on the Interest Payment Date to the registered holders as of the close of business on the relevant record date according to the applicable series of Notes and the Indenture.

(c) On and after the Redemption Date for a series of Notes, interest shall cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for such Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of such Notes to be redeemed on the Redemption Date, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any. If less than all of the Notes of such series are to be redeemed, such Notes shall be redeemed in accordance with Section 1103 of the Base Indenture.

(d) Notice of any redemption shall be mailed at least 15 days but not more than 60 days before the Redemption Date to each holder of the series of Notes to be redeemed; provided, however, that the Company shall notify the Trustee of the Redemption Date at least 15 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall be provided in accordance with Section 1104 of the Base Indenture. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b), shall be set forth in an Officers’ Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the series of Notes called for redemption shall, on the Redemption Date, become due and payable at the Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Redemption Date, and from and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Notes shall cease to bear interest. Notwithstanding the foregoing, installments of interest on the series of Notes to be redeemed that are due and payable on Interest Payment Dates falling on or prior to the Redemption Date shall be payable on the Interest Payment Date in accordance with such Notes and the Indenture.

Section 3.04 Special Mandatory Redemption.

(a) The provisions of Article Eleven of the Base Indenture, as amended by the provisions of this Third Supplemental Indenture, shall apply to the Notes.

(b) The 2017 Notes, the 2022 Notes and the 2042 Notes shall be redeemed, in each case, in whole and not in part (a “Special Mandatory Redemption”) in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i) the Company does not consummate the Actavis Acquisition on or prior to February 28, 2013; or

(ii) the Purchase Agreement is terminated any time prior thereto for any reason.

(c) The Company shall redeem all of the aggregate principal amount of the Outstanding Notes on the earlier to occur of (i) in the case of redemption pursuant to clause (b)(i) above, April 1, 2013 or (ii) in the case of redemption pursuant to clause (b)(ii) above, the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following such termination of the Purchase Agreement for any reason (the “Special Mandatory Redemption Date”).

(d) Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the 2017 Notes, the 2022 Notes and the 2042 Notes to be redeemed (the “Special Mandatory Redemption Price”), plus, in addition to such Special Mandatory Redemption Price, in each case, accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest on the applicable series of Notes that are due and payable on Interest Payment Dates falling on or prior to a Special Mandatory Redemption Date shall be payable on the Interest Payment Date to the Persons in whose name the Notes are registered at the close of business on the relevant record date according to the Notes and the Indenture.

(e) On and after the Special Mandatory Redemption Date for the Notes, interest shall cease to accrue on the Notes unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or before the Special Mandatory Redemption Date for the Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Special Mandatory Redemption Price of the Notes to be redeemed on the Special Mandatory Redemption Date, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any.

(f) Notice of Special Mandatory Redemption shall be mailed, with a copy to the Trustee, no later than five Business Days following the Special Mandatory Redemption Triggering Event (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall state the information set forth in, and shall be provided in accordance with Section 1104 of the Base Indenture. Notice of Special Mandatory Redemption having been given as provided in the Indenture, the Notes called for Special Mandatory Redemption shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Section 3.05 Repurchase of Notes upon a Change of Control.

(a) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have exercised its option to redeem the 2017 Notes, the 2022 Notes and the 2042 Notes in full, as set forth in Section 3.03 of this Third Supplemental Indenture or a Special Mandatory Redemption Triggering Event has occurred as set forth in Section 3.04 of this Third Supplemental Indenture, the Company shall make an offer (the “Change of Control Offer”) to each Holder of Notes to repurchase any and all (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2017 Notes, 2022 Notes and 2042 Notes at a repurchase price set forth in this Section 3.05. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of 2017 Notes, 2022 Notes and 2042 Notes to be repurchased, plus accrued and unpaid interest, if any, on the 2017 Notes, the 2022 Notes and the 2042 Notes to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). With respect to the Notes, within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders of Notes with a copy to the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating (1) the aggregate Principal Amount of Notes or portions of Notes being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.

(c) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of this Section 3.05, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.05 by virtue of any such conflict.

Section 3.06 Amendment of Limitations on Liens. Section 1010 of the Base Indenture is hereby amended, in connection with this Third Supplemental Indenture, by inserting the following clause (8):

(8) any Lien to be incurred in connection with the Transactions; and

and by deleting clause (8) in its entirety and inserting the following clause (9):

(9) any Lien that would not otherwise be permitted by clauses (1) through (8) above, inclusive, securing indebtedness which, together with:

(A) the aggregate outstanding principal amount of all other indebtedness of the Company and its Subsidiaries owning property which would otherwise be subject to the foregoing restrictions, and

(B) the aggregate Value of existing Sale and Leaseback Transactions which would be subject to the foregoing restrictions absent this clause,

does not exceed the greater of $500 million or 15% of the Consolidated Net Worth of the Company.

Section 3.07 Amendment of Events of Default. Section 501 of the Base Indenture is hereby amended, in connection with this Third Supplemental Indenture and with respect to the Notes, by deleting clause (4) in its entirety and inserting the following clause (4):

(4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company (or the payment of which is guaranteed by the Company), whether such indebtedness or guarantee now exists or is created after the date hereof, if that default:

(A) is caused by a failure to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, and after giving effect to applicable grace periods) of such indebtedness (a “Payment Default”); or

(B) results in the acceleration of such indebtedness prior to its scheduled maturity,

and, in each case, the amount of any such indebtedness, together with the amount of any other indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100.0 million or more; provided, however, that, if the default under the mortgage, indenture or instrument is cured by the Company, or waived by the holders of the indebtedness, in each case as permitted by the governing mortgage, indenture or instrument, then the Event of Default caused by such default will be deemed likewise to be cured or waived.

and by deleting clause (5) in its entirety and inserting the following clause (5):

(5) failure by the Company to pay or discharge any final judgment or order (to the extent any such judgment or order is not paid or covered by insurance provided by a reputable carrier that has the ability to perform and has acknowledged coverage in writing) aggregating in excess of $100.0 million which judgments are not paid, discharged or stayed for a period of 60 days.

and by inserting the following clause (9):

(9) failure by the Company to comply with Sections 3.04 or 3.05 of the Third Supplemental Indenture between the Company and the Trustee.

ARTICLE 4

MISCELLANEOUS

Section 4.01 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act or deemed to be a part of and govern this Third Supplemental Indenture, such required or deemed provision shall control. If any provision of this Third Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Third Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 4.02 New York Law to Govern. This indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute). The Trustee and the Company agree to submit to the non-exclusive jurisdiction of any United States federal or state court located in the borough of Manhattan, in the city of New York in any action or proceeding arising out of or relating to this Third Supplemental Indenture or the Notes. This Third Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.

The Trustee and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with this Third Supplemental Indenture or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Trustee or the Company relating thereto. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Trustee and the Holders entering into this Third Supplemental Indenture.

Section 4.03 Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.04 Separability Clause. In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Ratification. The Base Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed. The Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Third Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, and agrees to perform the same upon the terms and conditions of the Indenture.

Section 4.06 Effectiveness. The provisions of this Third Supplemental Indenture shall become effective as of the date hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

WATSON PHARMACEUTICALS, INC.

By:	/s/ David A. Buchen
Name: David A. Buchen
Title: Chief Legal Officer - Global

Signature Page to Third Supplemental Indenture

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Michael Tu
Name: Michael Tu
Title: Assistant Vice President

Signature Page to Third Supplemental Indenture

EXHIBIT A

[FACE OF NOTE]

WATSON PHARMACEUTICALS, INC.

[Global Securities Legend]

THIS GLOBAL SECURITY IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THIS GLOBAL SECURITY MAY BE EXCHANGED PURSUANT TO SECTION 203(a) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED

WATSON PHARMACEUTICALS, INC.

1.875% Notes due 2017

CUSIP No. 942683AG8

ISIN No. US942683AG82

No. R – [ ]	US$[ ]

Watson Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Nevada (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [             ] Dollars ($[             ]) on

October 1, 2017, and to pay interest thereon from October 2, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2013, to the Persons in whose names the Securities are registered at the close of business on the immediately preceding March 15 or September 15, as the case may be, at the rate of 1.875% per annum, until the principal hereof is paid or made available for payment, provided, however that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 1.875% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WATSON PHARMACEUTICALS, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Form of Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 24, 2009, as supplemented by the Third Supplemental Indenture, dated as of October 2, 2012 (herein collectively called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $[            ].

The Securities of this series are subject to redemption at any time, upon not less than 15 days’ and not more than 60 days’ notice by mail, as a whole or from time to time in part, at the election of the Company, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus, accrued and unpaid interest, if any, to, but excluding the Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a Redemption Date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Securities and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as contained in the daily statistical release, or any successor release, published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (2) if the release, or any successor release, is not published or does not contain these prices on that Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all of these quotations.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means the four primary U.S. government securities dealers consisting of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company shall substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as the second Business Day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In the event that either (i) the Company does not consummate the Actavis Acquisition on or prior to February 28, 2013 or (ii) the Purchase Agreement is terminated any time prior thereto for any reason (each a “Special Mandatory Redemption Triggering Event”), the Securities of this series shall be redeemed, in each case, in whole and not in part, on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus, in addition to such Special Mandatory Redemption Price, in each case, accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Special Mandatory Redemption Date shall be payable on the Interest Payment Date to the Persons in whose name the Securities are registered at the close of business on the relevant record date according to the Securities and the Indenture.

On and after the Special Mandatory Redemption Date for the Securities, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or before the Special Mandatory Redemption Date for the Securities, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any.

Notice of Special Mandatory Redemption shall be mailed, with a copy to the Trustee, no later than five Business Days following the Special Mandatory Redemption Triggering Event (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall state the information set forth in, and shall be provided in accordance with Section 1104 of the Base Indenture. Notice of Special Mandatory Redemption having been given as provided in the Indenture, the Securities called for Special Mandatory Redemption shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

If a Change of Control Triggering Event occurs with respect to the Securities, unless the Company shall have exercised its option to redeem the Securities in full, as set forth above or a Special Mandatory Redemption Triggering Event has occurred as set forth above, the Company shall make an offer (the “Change of Control Offer”) to each holder of the Securities to repurchase any and all (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000 thereof) of such holder’s Securities at a repurchase price set forth below.

In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, on the Securities to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). With respect to the Securities, within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders of the Securities with a copy to the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date shall be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).

On	the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating (1) the aggregate Principal Amount of Securities or portions of Securities being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute). The Trustee and the Company agree to submit to the non-exclusive jurisdiction of any United States federal or state court located in the borough of Manhattan, in the city of New York in any action or proceeding arising out of or relating to the Securities.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                          as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee:	*

*	NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT B

[FACE OF NOTE]

WATSON PHARMACEUTICALS, INC.

[Global Securities Legend]

THIS GLOBAL SECURITY IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THIS GLOBAL SECURITY MAY BE EXCHANGED PURSUANT TO SECTION 203(a) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED

WATSON PHARMACEUTICALS, INC.

3.250% Notes due 2022

CUSIP No. 942683AF0

ISIN No. US942683AF00

No. R – [ ]	US$[ ]

Watson Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Nevada (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [                    ] Dollars ($[            ]) on

October 1, 2022, and to pay interest thereon from October 2, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2013, to the Persons in whose names the Securities are registered at the close of business on the immediately preceding March 15 or September 15, as the case may be, at the rate of 3.250% per annum, until the principal hereof is paid or made available for payment, provided, however that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.250% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WATSON PHARMACEUTICALS, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Form of Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 24, 2009, as supplemented by the Third Supplemental Indenture, dated as of October 2, 2012 (herein collectively called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $[             ].

The Securities of this series are subject to redemption at any time, upon not less than 15 days’ and not more than 60 days’ notice by mail, as a whole or from time to time in part, at the election of the Company, on any date prior to their Stated Maturity at a Redemption Price equal to: prior to July 1, 2022, the greater of (i) 100% of the principal amount of such Securities to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, accrued and unpaid interest, if any, to, but excluding the Redemption Date; or on or after July 1, 2022, 100% of the principal amount of such Securities to be redeemed, plus, accrued and unpaid interest, if any, to, but excluding the Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a Redemption Date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Securities and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as contained in the daily statistical release, or any successor release, published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (2) if the release, or any successor release, is not published or does not contain these prices on that Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all of these quotations.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means the four primary U.S. government securities dealers consisting of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company shall substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as the second Business Day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In the event that either (i) the Company does not consummate the Actavis Acquisition on or prior to February 28, 2013 or (ii) the Purchase Agreement is terminated any time prior thereto for any reason (each a “Special Mandatory Redemption Triggering Event”), the Securities of this series shall be redeemed, in each case, in whole and not in part, on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus, in addition to such Special Mandatory Redemption Price, in each case, accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Special Mandatory Redemption Date shall be payable on the Interest Payment Date to the Persons in whose name the Securities are registered at the close of business on the relevant record date according to the Securities and the Indenture.

On and after the Special Mandatory Redemption Date for the Securities, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special

Mandatory Redemption Price and accrued interest, if any. On or before the Special Mandatory Redemption Date for the Securities, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any.

Notice of Special Mandatory Redemption shall be mailed, with a copy to the Trustee, no later than five Business Days following the Special Mandatory Redemption Triggering Event (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall state the information set forth in, and shall be provided in accordance with Section 1104 of the Base Indenture. Notice of Special Mandatory Redemption having been given as provided in the Indenture, the Securities called for Special Mandatory Redemption shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

If a Change of Control Triggering Event occurs with respect to the Securities, unless the Company shall have exercised its option to redeem the Securities in full, as set forth above or a Special Mandatory Redemption Triggering Event has occurred as set forth above, the Company shall make an offer (the “Change of Control Offer”) to each holder of the Securities to repurchase any and all (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000 thereof) of such holder’s Securities at a repurchase price set forth below.

In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, on the Securities to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). With respect to the Securities, within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders of the Securities with a copy to the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date shall be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating (1) the aggregate Principal Amount of Securities or portions of Securities being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute). The Trustee and the Company agree to submit to the non-exclusive jurisdiction of any United States federal or state court located in the borough of Manhattan, in the city of New York in any action or proceeding arising out of or relating to the Securities.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                         as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee:	*

*	NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT C

[FACE OF NOTE]

WATSON PHARMACEUTICALS, INC.

[Global Securities Legend]

THIS GLOBAL SECURITY IS HELD BY AND REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY), IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THIS GLOBAL SECURITY MAY BE EXCHANGED PURSUANT TO SECTION 203(a) OF THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (III) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	REGISTERED

WATSON PHARMACEUTICALS, INC.

4.625% Notes due 2042

CUSIP No. 942683AH6

ISIN No. US942683AH65

No. R – [ ]	US$[ ]

Watson Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the State of Nevada (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [                    ] Dollars ($[                    ]) on

October 1, 2042, and to pay interest thereon from October 2, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, commencing April 1, 2013, to the Persons in whose names the Securities are registered at the close of business on the immediately preceding March 15 or September 15, as the case may be, at the rate of 4.625% per annum, until the principal hereof is paid or made available for payment, provided, however that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 4.625% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holder of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

WATSON PHARMACEUTICALS, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Form of Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 24, 2009, as supplemented by the Third Supplemental Indenture, dated as of October 2, 2012 (herein collectively called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $[            ].

The Securities of this series are subject to redemption at any time, upon not less than 15 days’ and not more than 60 days’ notice by mail, as a whole or from time to time in part, at the election of the Company, on any date prior to their Stated Maturity at a Redemption Price equal to: prior to April 1, 2042, the greater of (i) 100% of the principal amount of such Securities to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities to be redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points, plus, accrued and unpaid interest, if any, to, but excluding the Redemption Date; or on or after April 1, 2042, 100% of the principal amount of such Securities to be redeemed, plus, accrued and unpaid interest, if any, to, but excluding the Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to a Redemption Date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Securities and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, on the third Business Day preceding such Redemption Date, as contained in the daily statistical release, or any successor release, published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (2) if the release, or any successor release, is not published or does not contain these prices on that Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all of these quotations.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means the four primary U.S. government securities dealers consisting of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company shall substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity, computed as the second Business Day immediately preceding that Redemption Date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

In the event that either (i) the Company does not consummate the Actavis Acquisition on or prior to February 28, 2013 or (ii) the Purchase Agreement is terminated any time prior thereto for any reason (each a “Special Mandatory Redemption Triggering Event”), the Securities of this series shall be redeemed, in each case, in whole and not in part, on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price, plus, in addition to such Special Mandatory Redemption Price, in each case, accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Special Mandatory Redemption Date shall be payable on the Interest Payment Date to the Persons in whose name the Securities are registered at the close of business on the relevant record date according to the Securities and the Indenture.

On and after the Special Mandatory Redemption Date for the Securities, interest shall cease to accrue on the Securities unless the Company defaults in the payment of the Special

Mandatory Redemption Price and accrued interest, if any. On or before the Special Mandatory Redemption Date for the Securities, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date, and (except if the Special Mandatory Redemption Date shall be an Interest Payment Date) accrued interest, if any.

Notice of Special Mandatory Redemption shall be mailed, with a copy to the Trustee, no later than five Business Days following the Special Mandatory Redemption Triggering Event (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall state the information set forth in, and shall be provided in accordance with Section 1104 of the Base Indenture. Notice of Special Mandatory Redemption having been given as provided in the Indenture, the Securities called for Special Mandatory Redemption shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price, and accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

If a Change of Control Triggering Event occurs with respect to the Securities, unless the Company shall have exercised its option to redeem the Securities in full, as set forth above or a Special Mandatory Redemption Triggering Event has occurred as set forth above, the Company shall make an offer (the “Change of Control Offer”) to each holder of the Securities to repurchase any and all (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000 thereof) of such holder’s Securities at a repurchase price set forth below.

In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, on the Securities to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). With respect to the Securities, within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders of the Securities with a copy to the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date shall be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Securities properly accepted, together with an Officers’ Certificate stating (1) the aggregate Principal Amount of Securities or portions of Securities being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security may be registered and this Security may be exchanged as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute). The Trustee and the Company agree to submit to the non-exclusive jurisdiction of any United States federal or state court located in the borough of Manhattan, in the city of New York in any action or proceeding arising out of or relating to the Securities.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                         as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Your Name:

Date:

Signature Guarantee:	*

*	NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

[TO BE ATTACHED TO GLOBAL SECURITIES]

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

The following exchanges of an interest in this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of an interest in another Global Security or a Definitive Security for an interest in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian